CONSENT AND AMENDMENT

                                 April 15, 2005

                                    RECITALS:

         Reference is made to that certain Amended and Restated Credit Agreement dated as of June 1, 2004 (as heretofore amended or supplemented, the "Agreement"), among Genesis Crude Oil, L.P., a Delaware limited partnership ("Borrower"), Genesis Energy, Inc., a Delaware corporation ("General Partner"), Genesis Energy, L.P. ("Genesis Energy L.P."), a Delaware limited partnership, Fleet National Bank, as administrative agent ("Administrative Agent"), Fleet Securities, Inc. as exclusive arranger and book manager and the lenders party thereto (the "Lenders"). Capitalized terms used herein and not otherwise defined shall have the meanings given them in the Agreement.

         Borrower has notified Administrative Agent that, during 2004, Borrower incurred certain one time fees and expenses to implement procedures to comply with the Sarbanes-Oxley Act (such one-time extraordinary costs and expenses being herein collectively called the "Compliance Expenses").

         Borrower has requested that Required Lenders treat up to an aggregate amount not exceeding $1,100,000 of the Compliance Expenses as "extraordinary losses" with respect to the first Fiscal Quarter of 2005 for purposes of clause
(ii) of the definition of Consolidated Net Income.

         Additionally, in order to permit certain acquisitions contemplated by Borrower, Borrower has requested that Required Lenders amend the definition of "Permitted Acquisition" to allow Borrower to acquire assets involved in the processing of Petroleum Inventory or carbon dioxide.

                                   AGREEMENT:

         The undersigned Lenders hereby consent to the treatment of up to an aggregate amount not exceeding $1,100,000 of the Compliance Expenses as "extraordinary losses" during the first Fiscal Quarter of 2005 for purposes of clause (ii) of the definition of Consolidated Net Income.

         Borrower, the Required Lenders and the Administrative Agent hereby agree that, subject to the terms and conditions set forth herein, effective as of the date hereof, the definition of "Permitted Acquisition" in Section 1.01 of the Agreement is amended in its entirety to read as follows:

                  "Permitted Acquisitions" means (A) the acquisition of all of the capital stock or other equity interest in a Person (exclusive of general partner interests held by General Partner not in excess of a 1% economic interest and exclusive of director qualifying shares and other Equity Interests required to be held by an Affiliate to comply with a requirement of Law), including an acquisition through a merger or consolidation of such Person with or into a Loan Party or (B) any other acquisition of all or a portion of the business, assets or operations of a Person (whether in a single transaction or a series of related transactions); provided that (i) prior to and after giving effect to such acquisition no Default or Event of Default shall have occurred and be continuing; (ii) all representations and warranties shall be true and correct as if restated immediately following the consummation of such acquisition; (iii) substantially all of such business, assets and operations so acquired, or of the Person so acquired, consists of marketing, gathering, transportation, storage, terminaling, processing and pipeline operation of Petroleum Inventory or carbon dioxide; provided, however that Administrative Agent shall have the reasonable opportunity to review the due diligence conducted for the acquisition of any processing business, assets and operations, including but not limited to supply and sales contracts; and (iv) such acquisition is either (x) for a purchase price not to exceed $25,000,000 for any Denbury Carbon Dioxide Acquisition described in Schedule 1.1 or (y) for a purchase price not to exceed $15,000,000 for each other acquisition, or for a series of related acquisitions, from and after the date of this Agreement.

         This Consent and Amendment shall become effective as of the date first above written when, and only when, (a) Administrative Agent shall have received, at Administrative Agent's Office on or before April 15, 2005, (i) a counterpart of this Consent and Amendment executed and delivered by Borrower, General Partner, Genesis Energy, L.P. and Required Lenders and (ii) and a counterpart of the Consent and Agreement to this Consent and Amendment executed and delivered by Genesis Pipeline Texas, L.P. and Genesis Pipeline USA, L.P. and (b) Administrative Agent shall have received, for the account of each Lender who executes this Consent and Amendment on or before April 15, 2005, an amendment fee equal to 0.10% of the aggregate Commitment of such Lender.

         Borrower, General Partner and Genesis Energy L.P., each hereby represent and warrant to Administrative Agent and each Lender the following:

         (a) Immediately after giving effect to this Consent and Amendment there shall exist no Default or Event of Default and immediately after giving effect to this Consent and Amendment all representations and warranties contained herein, in the Agreement or otherwise made in writing by any Loan Party in connection herewith or therewith shall be true and correct in all material respects with the same force and effect as if those representations and warranties had been made on and as of the date hereof.

         (b) The representations and warranties contained in the Loan Documents are true and correct at and as of the time of the effectiveness hereof.

         (c) Loan Parties (i) are duly authorized to execute and deliver any documents hereunder to which they are a party and are and will continue to be duly authorized to perform their obligations thereunder and (ii) have duly taken all corporate or other entity action necessary to authorize the execution and delivery of said documents to which they are a party and to authorize the performance of the obligations of such Loan Party thereunder.

         Except as expressly waived or agreed herein, all covenants, obligations and agreements of the Restricted Persons contained in the Agreement shall remain in full force and effect in accordance with their terms. Without limitation of the foregoing, the consents, waivers and agreements set forth herein are limited precisely to the extent set forth herein and shall not be deemed to (a) be a consent or agreement to, or waiver or modification of, any other term or condition of the Agreement or any of the documents referred to therein, or (b) except as expressly set forth herein, prejudice any right or rights which Administrative Agent and Lenders may now have or may have in the future under or in connection with the Agreement or any of the documents referred to therein. Except as expressly modified or amended hereby, the terms and provisions of the Agreement and any other documents or instruments executed in connection with any of the foregoing, are and shall remain in full force and effect, and the same are hereby ratified and confirmed by Borrower, General Partner and Genesis Energy L.P. in all respects. Any reference to the Agreement in any Loan Document shall be deemed to be a reference to the Agreement as modified and amended hereby. The Agreement as hereby amended is hereby ratified and confirmed in all respects.

         Borrower, General Partner and Genesis Energy L.P. agree to reimburse and save Administrative Agent harmless from and against liabilities for the payment of all out-of-pocket costs and expenses arising in connection with the preparation, execution, delivery, amendment, modification, waiver and enforcement of, or the preservation of any rights under, this Consent and Amendment, including, without limitation, the reasonable fees and expenses of legal counsel to Administrative Agent which may be payable in respect of, or in respect of any modification of, this Consent and Amendment.

         This Consent and Amendment and the rights and obligations of the parties hereunder shall be construed in accordance with and be governed by the laws of the State of New York.

         This Consent and Amendment is a "Loan Document" as defined and described in the Agreement and all of the terms and provisions of the Agreement relating to Loan Documents shall apply hereto.

         This Consent and Amendment may be separately executed in counterparts and by the different parties hereto in separate counterparts, each of which when so executed shall be deemed to constitute one and the same agreement.

         THIS CONSENT AND AMENDMENT AND THE DOCUMENTS REFERRED TO HEREIN REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES.

         THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

                  [Remainder of page intentionally left blank.]


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         IN WITNESS WHEREOF, the undersigned parties have executed this Consent and Amendment as of the date first written above.

                             FLEET NATIONAL BANK,
                             in its capacity as Administrative Agent and as a Lender

                             By: /s/ Gregory B. Hanson
                             Name:  Gregory B. Hanson
                             Title:  Vice President

                             GENESIS CRUDE OIL, L.P.

                             By:  Genesis Energy, Inc., its General Partner


                             By: /s/ Ross A. Benavides
                             Ross A. Benavides, Chief Financial Officer


                             GENESIS ENERGY, INC.


                             By: /s/ Ross A. Benavides
                             Ross A. Benavides, Chief Financial Officer



                             GENESIS ENERGY, L.P.

                             By:  Genesis Energy, Inc., its General Partner


                             By: /s/ Ross A. Benavides
                             Ross A. Benavides, Chief Financial Officer

                     Signature Page to Consent and Amendment
                              dated April 15, 2005


         In Witness Whereof, the undersigned Lender hereby enters into the Consent and Amendment dated as of April 15, 2005 among Genesis Crude Oil, L.P., Genesis Energy, Inc., Genesis Energy, L.P., Fleet National Bank, as Administrative Agent and the Lender's signatory thereto.


                              U.S.Bank National Association
                              Name of Lender


                              By: /s/  Monte E. Deckerd
                              Name:  Monte E. Deckerd
                              Title:  Vice President

                     Signature Page to Consent and Amendment
                              dated April 15, 2005


         In Witness Whereof, the undersigned Lender hereby enters into the Consent and Amendment dated as of April 15, 2005 among Genesis Crude Oil, L.P., Genesis Energy, Inc., Genesis Energy, L.P., Fleet National Bank, as Administrative Agent and the Lender's signatory thereto.


                               GUARANTY BANK
                               Name of Lender


                               By: /s/  Jim R. Hamilton
                               Name:  Jim R. Hamilton
                               Title:  Senior Vice President

                     Signature Page to Consent and Amendment
                              dated April 15, 2005


         In Witness Whereof, the undersigned Lender hereby enters into the Consent and Amendment dated as of April 15, 2005 among Genesis Crude Oil, L.P., Genesis Energy, Inc., Genesis Energy, L.P., Fleet National Bank, as Administrative Agent and the Lender's signatory thereto.


                                BANK OF SCOTLAND
                                Name of Lender


                                By: /s/  Amena Nabi
                                Name:  Amena Nabi
                                Title:  Assistant Vice President

                     Signature Page to Consent and Amendment
                              dated April 15, 2005


         In Witness Whereof, the undersigned Lender hereby enters into the Consent and Amendment dated as of April 15, 2005 among Genesis Crude Oil, L.P., Genesis Energy, Inc., Genesis Energy, L.P., Fleet National Bank, as Administrative Agent and the Lender's signatory thereto.


                                 UFJ BANK LIMITED, NEW YORK BRANCH
                                 Name of Lender


                                 By: /s/  L. J. Perenyi
                                 Name:  L. J. Perenyi
                                 Title:  Vice President

                              CONSENT AND AGREEMENT

         Each of the undersigned hereby consents to the provisions of this Consent and Amendment, hereby ratifies and confirms the Loan Documents, as defined in the Agreement, to which it is a party and agrees that its obligations and covenants thereunder are unimpaired hereby and shall remain in full force and effect.



                                 GENESIS PIPELINE TEXAS, L.P.
                                 By:  GENESIS ENERGY, INC., its general partner


                                 By:       /s/  Ross A. Benavides
                                      Ross A. Benavides
                                      Chief Financial Officer


                                 GENESIS PIPELINE USA, L.P.
                                 By:  GENESIS ENERGY, INC., its general partner


                                 By:      /s/ Ross A. Benavides
                                      Ross A. Benavides
                                      Chief Financial Officer